Exhibit 10.8

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT (this “Amendment”) dated as of February 2, 2007, to (i) the CREDIT AGREEMENT dated as of July 20, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among REDPRAIRIE HOLDING, INC., a Delaware corporation (“Holdings”), REDPRAIRIE CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A. and CREDIT SUISSE SECURITIES (USA) LLC, as Syndication Agents, and JEFFERIES FINANCE LLC, as Documentation Agent, and (ii) the INTERCREDITOR AGREEMENT dated as of July 20, 2006 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between JPMORGAN CHASE BANK, N.A., as First-Lien Collateral Agent, and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Second-Lien Collateral Agent.

WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS Holdings and the Borrower have requested that (a) the Tack-on Lenders make certain loans to the Borrower on the Amendment No. 1 Effective Date and (b) certain provisions of the Credit Agreement and the Intercreditor Agreement be amended as set forth herein;

WHEREAS Holdings and the Borrower have requested that (a) the Tack-on Lenders (as such term is defined in Second-Lien Amendment No. 1) make certain loans on the Amendment No. 1 Effective Date, (b) the proceeds of such loans be permitted to be used to make a Restricted Payment to the holders of Equity Interests in Holdings and (c) certain provisions of the Second-Lien Credit Agreement be amended as set forth in Second-Lien Amendment No. 1; and

WHEREAS the undersigned Tack-on Lenders are willing to make the Tack-on Loans, and the undersigned Lenders are willing to amend such provisions of the Credit Agreement and the Intercreditor Agreement and consent to the amendment of such provisions of the Second-Lien Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specified, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Amendment:

“Amendment No. 1 Effective Date” shall be a date specified by the Borrower (provided that such date shall be a date not later than February 28, 2007), as of which date all the conditions set forth or referred to in Section 19 hereof shall have been satisfied.

“Required Amendment No. 1 Lenders” means, collectively, (a) the Required Lenders (as such term is defined in the Credit Agreement prior to giving effect to this Amendment) and (b) the Tack-on Lenders.

“Second-Lien Amendment No. 1” means the Amendment No. 1 to the Second-Lien Credit Agreement dated as of the date hereof, in form and substance substantially as set forth in Exhibit C hereto.

“Second-Lien Tack-on Loan” means a loan made under the Second-Lien Credit Agreement pursuant to the Second-Lien Amendment No. 1.

“StorePerform” means StorePerform Technologies, Inc., a Colorado corporation.

“StorePerform Acquisition” means the Borrower’s acquisition of StorePerform Technologies pursuant to the StorePerform Merger Agreement.

“StorePerform Merger Agreement” means the Agreement and Plan of Merger dated as of December 12, 2006, by and among the Borrower, SP Acquisition Corporation, a Colorado corporation, StorePerform, Srikant Vasan, as the stockholder representative, and the key employees referenced therein.

“Tack-on Loan Commitment” means, with respect to each Tack-on Lender, the commitment of such Tack-on Lender to make Tack-on Loans hereunder on the Amendment No. 1 Effective Date, expressed as an amount representing the maximum aggregate principal amount of the Tack-on Loans to be made by such Tack-on Lender hereunder, as set forth on Schedule 1 hereto. The initial aggregate amount of the Tack-on Lenders’ Tack-on Loan Commitments is $20,000,000.

“Tack-on Lender” means a Lender having a Tack-on Loan Commitment.

“Transactions” means, collectively, (a) the StorePerform Acquisition, (b) the other transactions contemplated by this Amendment (including, without limitation, the borrowing of the Tack-on Loans and the use of the proceeds therefrom in accordance with Section 8 of this Amendment) and (c) the other transactions contemplated by the Second-Lien Amendment No. 1 (including, without limitation, the borrowing of the Second-Lien Tack-on Loans and the use of the proceeds therefrom in accordance with Section 9 of the Second-Lien Amendment No. 1).

SECTION 2. Commitment. Subject to the terms and conditions set forth herein, each Tack-on Lender agrees to make a Tack-on Loan to the Borrower on the Amendment No. 1

Effective Date in a principal amount not exceeding such Tack-on Lender’s Tack-on Loan Commitment. The funding of the Tack-on Loans on the Amendment No. 1 Effective Date shall be consummated at a closing to be held on the Amendment No. 1 Effective Date at the offices of Cravath, Swaine & Moore LLP or at such other place as the Borrower and the Administrative Agent shall agree. Unless previously terminated, the Tack-on Loan Commitments shall terminate upon the making of the Tack-on Loans pursuant to this Amendment and, in any event, no later than 5:00 p.m., New York City time, on February 28, 2007.

SECTION 3. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 to Credit Agreement and Intercreditor Agreement dated as of February 2, 2007, among Holdings, the Borrower, the Subsidiary Loan Parties, the Lenders party thereto, the Administrative Agent, Credit Suisse, Cayman Islands Branch, in its capacity as administrative agent under the Second-Lien Credit Agreement, and the lenders under the Second-Lien Credit Agreement party thereto.

“Amendment No. 1 Effective Date” shall have the meaning set forth in Amendment No. 1.

“Existing Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make an Existing Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Existing Term Loans made by such Lender hereunder. For purposes of clarity, the Existing Term Commitments terminated on the Effective Date pursuant to Section 2.07(a)(i).

“Existing Term Loans” means the Term Loans made to the Borrower on the Effective Date pursuant to Section 2.01(a) and outstanding on the Amendment No. 1 Effective Date.

“Holdings Loan” means the unsecured intercompany loan to be made by the Borrower to Holdings on the Amendment No. 1 Effective Date (in lieu of the Restricted Payment contemplated by Section 6.08(a)(vii)(A)) with the proceeds of the Second-Lien Tack-on Loans, the proceeds of which will be used by Holdings to make the Restricted Payment contemplated by Section 6.08(a)(vii)(B).

“Second-Lien Tack-on Loan” shall have the meaning set forth in Amendment No. 1.

“Tack-on Loan” means a Loan made on the Amendment No. 1 Effective Date pursuant to Amendment No. 1.

“Tack-on Loan Commitment” shall have the meaning set forth in Amendment No. 1.

(b)         The definition of the term “Class” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Existing Term Loans or Tack-on Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, an Existing Term Commitment or a Tack-on Loan Commitment, and when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class.

(c)         The definition of the term “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “or Term Loan Commitment” with the text “, Existing Term Commitment or Tack-on Loan Commitment”.

(d)         The definition of the term “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “(other than clause (a)(vii) thereof)” immediately following the text “pursuant to Section 6.08” in clause (g) of such definition.

(e)         The definition of the term “Lenders” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Lenders” means the Persons listed on Schedule 2.01, the Persons listed on Schedule 1 to Amendment No. 1 and any other Person that shall have become a party hereto pursuant to Section 9.04, other than any such Person that ceases to be a party hereto pursuant to Section 9.04.

(f)         The definition of the term “Loans” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “(including the Tack-on Loans)” immediately following the text “this Agreement”.

(g)         The definition of the term “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately following the text “6.13 and 6.14” of such Section:

(it being understood and agreed that, with respect to any acquisition consummated prior to March 31, 2007, the applicable covenant levels for determining compliance with this clause (e) shall be the covenant levels specified for the period beginning January 1, 2007)

(h)         The definition of the term “Term Commitment” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Term Commitment” means an Existing Term Commitment or a Tack-on Loan Commitment.

(i)         The definition of the term “Term Loan” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Term Loan” means an Existing Term Loan or a Tack-on Loan.

SECTION 4. Amendment to Section 2.01. Section 2.01 of the Credit Agreement is hereby amended by inserting the text “Existing” immediately prior to each occurrence of the text “Term Loan” and “Term Commitment” in clause (a) of such Section.

SECTION 5. Amendment to Section 2.07. Section 2.07(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(a)         Unless previously terminated, (i) the Existing Term Commitments shall terminate upon the making of the Existing Term Loans and in any event no later than 5:00 p.m., New York City time, on September 30, 2006, (ii) the Tack-on Loan Commitments shall terminate upon the making of the Tack-on Loans pursuant to Amendment No. 1 and in any event no later than 5:00 p.m., New York City time, on February 28, 2007, and (iii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

SECTION 6. Amendment to Section 2.09. (a) Section 2.09(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(a)         Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay (i) Existing Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date under the heading “Existing Term Borrowings” and (ii) Tack-on Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date under the heading “Tack-on Borrowings”:

	Existing Term Borrowings	Tack-on Borrowings

September 30, 2006	$375,000	N/A

December 31, 2006	375,000	N/A

March 31, 2007	375,000	$50,000

June 30, 2007	375,000	50,000

September 30, 2007	375,000	50,000

December 31, 2007	375,000	50,000

March 31, 2008	375,000	50,000

June 30, 2008	375,000	50,000

September 30, 2008	375,000	50,000

December 31, 2008	375,000	50,000

March 31, 2009	375,000	50,000

June 30, 2009	375,000	50,000

September 30, 2009	3,750,000	500,000

December 31, 2009	3,750,000	500,000

March 31, 2010	3,750,000	500,000

June 30, 2010	3,750,000	500,000

September 30, 2010	3,750,000	500,000

December 31, 2010	3,750,000	500,000

March 31, 2011	3,750,000	500,000

June 30, 2011	3,750,000	500,000

September 30, 2011	3,750,000	500,000

December 31, 2011	3,750,000	500,000

March 31, 2012	3,750,000	500,000

Term Maturity Date	104,250,000	14,000,000

(b)         Section 2.09(c) of the Credit Agreement is hereby amended by (i) inserting the text “of any Class” immediately following the first occurrence of the text “Term Borrowing” in such Section and (ii) inserting the text “Existing” immediately prior to each occurrence of the text “Term Commitments”, “Term Loans” and “Term Borrowings” in the last sentence of such Section. Section 2.09(c) is further amended by inserting the following text immediately after the last sentence of such Section:

If the initial aggregate amount of the Lenders’ Tack-on Loan Commitments exceeds the aggregate principal amount of Tack-on Loans that are made on the Amendment No. 1 Effective Date, then the scheduled repayments of Tack-on Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess.

(c)         Section 2.09(d) of the Credit Agreement is hereby amended by (i) inserting the text “of any Class” immediately following each occurrence of the text “Term Borrowing” in such Section and (ii) inserting the text “of the applicable Class” immediately following the text “shall select the Borrowing or Borrowings” in such Section.

SECTION 7. Amendment to Section 2.10. Section 2.10(f) of the Credit Agreement is hereby amended by inserting the following text immediately following the last sentence of such Section:

In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Existing Term Borrowings and the Tack-on Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class.

SECTION 8. Amendment to Section 5.11. Section 5.11 of the Credit Agreement is hereby amended by (a) inserting the text “Existing” immediately prior to the first occurrence of the text “Term Loans” in such Section and (b) inserting the following sentence immediately after the last sentence of such Section:

The proceeds of the Tack-on Loans will be used by the Borrower on the Amendment No. 1 Effective Date solely to repay Revolving Loans outstanding as of the Amendment No. 1 Effective Date and, to the extent that any additional proceeds of the Tack-on Loans are remaining thereafter, for working capital and general corporate purposes (including Permitted Acquisitions).

SECTION 9. Amendments to Section 6.01. (a) Section 6.01 (a) of the Credit Agreement is hereby amended by replacing the text “$45,000,000” in clause (ii)(A) of such Section with the text “$70,000,000 (of which an amount equal to $25,000,000 shall be comprised of Second-Lien Tack-on Loans)”.

(b)         Section 6.0 l(b) of the Credit Agreement is hereby amended by inserting the text “and the Holdings Loan (subject to the conditions set forth in Section 6.04(r))” immediately following the text “Second-Lien Loan Documents” in such Section.

SECTION 10. Amendment to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended by (a) deleting the text “and” at the end of clause (p) of such Section, (b) replacing the text “.” at the end of clause (q) of such Section with the text “; and” and (c) adding the following new clause (r) at the end of such Section:

(r)         the Holdings Loan, provided that (i) such loan shall be evidenced by a promissory note pledged pursuant to the Collateral Agreement, (ii) at the time of such loan, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (iii) the Borrower is in compliance, on a Pro Forma Basis after giving effect to such loan as of the last day of the most-recently ended fiscal quarter of the Borrower, with the covenants contained in Sections 6.12, 6.13 and 6.14.

SECTION 11. Amendments to Section 6.08. Section 6.08(a) of the Credit Agreement is hereby amended by (a) replacing the text “and (vi)” in such Section with the text “, (vi)” and (b) inserting the following text immediately following clause (vi) of such Section:

and (vii) with the proceeds of the Second-Lien Tack-on Loans, (A) the Borrower may (in lieu of the Holdings Loan) declare and pay a special dividend to Holdings in an aggregate amount not to exceed $25,000,000 and (B) Holdings may make a Restricted Payment (using the proceeds from the special dividend described in the immediately preceding clause (A) or, if applicable, the Holdings Loan) in an aggregate amount not to exceed $25,000,000, provided, in each case, that (x) at the time of such dividend or payment, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) the Borrower is in compliance, on a Pro Forma Basis after giving effect to such dividend or payment as of the last day of the most-recently ended fiscal quarter of the Borrower, with the covenants contained in Sections 6.12, 6.13 and 6.14

SECTION 12. Amendment to Section 6.09. Section 6.09(a) of the Credit Agreement is hereby amended by inserting the text “(including the Holdings Loan)” immediately following the text “permitted by Section 6.08” in clause (x) of such Section.

SECTION 13. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in such Section and substituting the following table therefor:

Period	Ratio
July 1, 2006 to September 30, 2006	1.85

October 1, 2006 to December 31, 2006	2.00

January 1, 2007 to September 30, 2007	1.75

October 1, 2007 to December 31, 2007	1.90

January 1, 2008 to September 30, 2008	2.00

October 1, 2008 to December 31, 2008	2.50

January 1, 2009 to September 30, 2009	2.75

October 1, 2009 to Term Maturity Date	3.00

SECTION 14. Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in such Section and substituting the following table therefor:

Period	Ratio
July 1, 2006 to December 31, 2006	5.25

January 1, 2007 to June 30, 2007	6.10

July 1, 2007 to September 30, 2007	5.95

October 1, 2007 to June 30, 2008	5.25

July 1, 2008 to September 30, 2008	5.00

October 1, 2008 to December 31, 2008	4.50

January 1, 2009 to September 30, 2009	4.00

October 1, 2009 to September 30, 2010	3.50

October 1, 2010 to September 30, 2011	3.25

October 1, 2011 to Term Maturity Date	3.00

SECTION 15. Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in such Section and substituting the following table therefor:

Period	Ratio

July 1, 2006 to December 31, 2006	4.25

January 1, 2007 to March 31, 2007	4.50

April 1, 2007 to June 30, 2007	4.25

July 1, 2007 to September 30, 2007	4.15

October 1, 2007 to December 31, 2007	3.75

January 1, 2008 to September 30, 2008	3.50

October 1, 2008 to September 30, 2009	3.00

October 1, 2009 to September 30, 2010	2.50

October 1, 2010 to September 30, 2011	2.25

October 1, 2011 to Term Maturity Date	2.00

SECTION 16. Amendment to the Intercreditor Agreement. Section 8.01 of the Intercreditor Agreement is hereby amended by inserting the text “Section 6.01(a)(ii) or” immediately before the text “Section 6.01(a)(viii)” in clause (iv) of such Section.

SECTION 17. Consent to Amendment to the Second-Lien Credit Agreement. In accordance with Section 8.02 of the Intercreditor Agreement, the Administrative Agent and the Lenders party hereto hereby consent to the amendments to the Second-Lien Credit Agreement contemplated by the Second-Lien Amendment No. 1.

SECTION 18. Representations and Warranties. Each of Holdings, the Borrower and each Subsidiary Loan Party represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)         This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Holdings, the Borrower and each Subsidiary Loan Party, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)         The representations and warranties of each Loan Party set forth in the Loan Documents (i) that are qualified as to materiality or Material Adverse Effect are true and correct and (ii) that are not so qualified are true and correct in all material respects, in each case on and as of the Amendment No. 1 Effective Date (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).

(c)         At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

(d)         The financial statements delivered pursuant to Section 19(i) (other than the financial statements of the Borrower for the fiscal year ended December 31, 2003) present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and the Subsidiaries as of such dates and for such periods in accordance with GAAP consistently applied, subject to year-end audit adjustments and absence of footnotes in the case of the statements referred to in clause (iii) of such Section 19(i). The pro forma consolidated balance sheet delivered pursuant to Section 19(j) (i) has been prepared in good faith based on assumptions believed by Holdings and the Borrower to be reasonable, (ii) accurately reflect all adjustments necessary to give effect to the Transactions and (iii) presents fairly, in all material respects, the pro forma financial position of Holdings, the Borrower and the Subsidiaries as of the date thereof, as if the Transactions had occurred on such date.

SECTION 19. Conditions. The obligations of the Tack-on Lenders to fund the Tack-on Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied:

(a)         The Administrative Agent shall have received from the Borrower, at or prior to the time required by Section 2.03 of the Credit Agreement, a Borrowing Request with respect to the borrowing of the Tack-on Loans (i) that complies with the requirements of Section 2.03 of the Credit Agreement and (ii) pursuant to which the Borrower agrees that the provisions of Section 2.15 of the Credit Agreement shall apply to any failure by the Borrower to borrow the Tack-on Loans on the Amendment No. 1 Effective Date.

(b)         The StorePerform Acquisition shall have been consummated in accordance with applicable law, the StorePerform Merger Agreement and all other related documentation in all material respects (without giving effect to any amendments or waivers to or of such documents that are materially adverse to the Lenders and not approved by the Lenders).

(c)         The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the Amendment No. 1 Effective Date) of (i) O’Melveny & Myers LLP, counsel for Holdings, the Borrower and the Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent and substantially in the form of Exhibit A-l hereto, and (ii) local counsel in each jurisdiction where a Subsidiary Loan Party is organized, in form and substance reasonably satisfactory to the Administrative Agent and substantially in the form of Exhibit A-2 hereto, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinions.

(d)         The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and any other legal matters relating to Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(e)         The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement prior to and immediately after giving effect to the Transactions.

(f)         The Administrative Agent shall have received all fees and other amounts due and payable by Holdings, the Borrower or any other Loan Party to the Administrative Agent on or prior to the Amendment No. 1 Effective Date (including, to the extent invoiced and without limitation, (i) any out-of-pocket expenses of the Administrative Agent referenced in Section 24 below and (ii) all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent).

(g)         A Reaffirmation Agreement substantially in the form of Exhibit B hereto (the “Reaffirmation Agreement”) shall have been executed and delivered by each party thereto.

(h)         The Administrative Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties and, if requested by the Administrative Agent, copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Credit Agreement or have been or will contemporaneously with the funding of the Tack-on Loans on the Amendment No. 1 Effective Date be released.

(i)         The Lenders shall have received (i) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower for the fiscal years ended December 31, 2005, 2004, and 2003, (ii) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of StorePerform for the three most recently completed fiscal years of StorePerform prior to the Amendment No. 1

Effective Date and (iii) unaudited consolidated balance sheets and related statements of income and cash flows of (A) each of the Borrower and StorePerform for each subsequent fiscal quarter ended at least 45 days before the Amendment No. 1 Effective Date (and comparable periods for the prior fiscal year) and (B) each of the Borrower and StorePerform for each fiscal month after the most recent fiscal period for which financial statements were received by the Lenders as described in this paragraph and ended at least 45 days before the Amendment No. 1 Effective Date (and comparable periods for the prior fiscal year), in the case of this clause (iii), to the extent such financial information is available.

(j)         The Lenders shall have received a pro forma consolidated balance sheet of Holdings as of the date of the most recent quarterly financial statements delivered pursuant to clause (iii)(A) of paragraph (i) of this Section 19, after giving effect to the Transactions.

(k)         The Lenders shall have received detailed projections of Holdings, the Borrower and the Subsidiaries, reasonably satisfactory to the Administrative Agent, indicating that, on a Pro Forma Basis after giving effect to the Transactions as of the last day of the most-recently ended fiscal quarter of the Borrower, (i) the Borrower’s Interest Coverage Ratio shall not be less than 1.75 to 1.00, (ii) the Borrower’s Leverage Ratio shall not exceed 6.10 to 1.00 and (iii) the Borrower’s First-Lien Leverage Ratio shall not exceed 4.50 to 1.00.

(l)         After giving effect to the Transactions, none of Holdings, the Borrower or any Subsidiary shall have any outstanding Indebtedness or preferred stock other than (i) the Loans and (ii) other Indebtedness and preferred stock permitted under the Credit Agreement (as amended by this Amendment) and the Second-Lien Credit Agreement (as amended by the Second-Lien Amendment No. 1).

(m)         There shall be no litigation, arbitration, administrative proceeding or consent decree that could reasonably be expected to have (i) a Material Adverse Effect or (ii) a material adverse effect on the ability of Holdings, the Borrower or any of the Subsidiaries to consummate the Transactions.

(n)         The Lenders shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, confirming the solvency of Holdings, the Borrower and the Subsidiaries on a consolidated basis after giving effect to the Transactions.

(o)         The consummation of the Transactions shall not (i) violate any applicable law, statute, rule or regulation or (ii) conflict with, or result in a default or event of default under, any agreement of Holdings, the Borrower or any Subsidiary after giving effect to the Transactions, other than any such violations, conflicts or defaults that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(p)         All required material governmental authorities shall have approved or consented to the Transactions to the extent required, all applicable waiting or appeal periods (including, but not limited to, any extensions thereof) shall have expired and there shall be no governmental or judicial action, actual or threatened in writing, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions, except for such restraints, preventions and conditions that would, so long as in effect or if complied with, not be reasonably expected to have a Material Adverse Effect or a material adverse effect on the ability of Holdings, the Borrower or any of the Subsidiaries to consummate the Transactions.

(q)         The Sponsor, Holdings and the Borrower shall each have used commercially reasonable efforts to confirm the ratings of the credit facilities represented by the Term Loans and the Revolving Commitments (giving pro forma effect to the funding of the Tack-on Loans hereunder) by Moody’s and S&P not less than 21 days prior to the Amendment No. 1 Effective Date.

(r)         There shall not have occurred since September 30, 2006, any event, change, occurrence or effect that has had or would reasonably be expected to have a material adverse effect on the business, operations, properties, assets, liabilities or condition (financial or otherwise) of Holdings, the Borrower and the Subsidiaries, taken as a whole.

(s)         The Borrower shall have received an amount equal to $25,000,000 in gross cash proceeds from the Second-Lien Tack-on Loans and the Administrative Agent shall have received complete and correct copies of the Second-Lien Amendment No. 1.

Notwithstanding the foregoing, the obligations of the Tack-on Lenders to make the Tack-on Loans shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on a date not later than February 28, 2007 (and, in the event such conditions are not satisfied, this Amendment and the Tack-on Loan Commitments shall terminate at such time).

SECTION 20. Effectiveness. Subject to Section 19 and the proviso to this Section 20, this Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, each Subsidiary Loan Party and the Required Amendment No. 1 Lenders (it being understood and agreed that, for purposes of the effectiveness of Section 16 and Sections 20 through 25 of this Amendment in connection with the amendment of the Intercreditor Agreement contemplated by Section 16 of this Amendment, “Required Amendment No. 1 Lenders” (as used in this Section 20) shall mean the Required Lenders (as such term is defined in the Credit Agreement prior to giving effect to this Amendment)) and (b) the conditions to the effectiveness of the Second-Lien Amendment No. 1 set forth in Section 21 (a) thereto shall have been satisfied; provided, however, that Sections 3(g) and 13 through 15 of this Amendment shall only become effective on the Amendment No. 1 Effective Date (as such term is defined in the Second-Lien Amendment No. 1) in conjunction with the making of the Second-Lien Tack-on Loans.

SECTION 21. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to (i) the Credit Agreement shall mean the Credit Agreement as modified hereby and (ii) the Intercreditor Agreement shall mean the Intercreditor Agreement as modified hereby. This Amendment and the Reaffirmation Agreement shall each constitute a “Loan Document”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 22. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)         EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 23. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Subsidiary Loan Parties, the Administrative Agent and the Required Amendment No. 1 Lenders.

SECTION 24. Expenses. Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 25. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

REDPRAIRIE HOLDING, INC.,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Chief Legal Officer

REDPRAIRIE CORPORATION,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Chief Legal Officer

BLUECUBE SOFTWARE, INC.,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Corporate Secretary

MARC GLOBAL HOLDINGS, INC.,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Corporate Secretary

REDPRAIRIE GLOBAL SERVICES, LLC.,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Corporate Secretary

STOREPERFORM TECHNOLOGIES, INC.,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Corporate Secretary

WESELEY SOFTWARE DEVELOPMENT CORP.,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Vice President & Corporate Secretary

JPMORGAN CHASE BANK, N.A.,

By	/s/ Robert Anastasio
Name: Robert Anastasio
Title: Vice President

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

LaSalle Bank National Association

By:	/s/ Brian Loto
Name: Brian Loto
Title: Assistant Vice President

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
ACA CLO 2006 – 2, Limited
ACA Management, LLC as Investment Advisor

By:	/s/ John Haltmaier
Name: John Haltmaier
Title: Managing Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
ACA CLO 2006 – 1 Limited
ACA Management, LLC as Investment Advisor

By:	/s/ John Haltmaier
Name: John Haltmaier
Title: Managing Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF JANUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS SECOND-LIEN AGENT

Name of Institution:
AIRUE CLO 2006 - 11

By:	/s/ Steve Ezzy
Name: Steve Ezzy
Title:

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF JANUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS SECOND-LIEN AGENT

Name of Institution:
AIRUE CLO 2006 - 1

By:	/s/ Steve Ezzy
Name: Steve Ezzy
Title:

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Atlas Loan Funding 1, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC

Its Investment Manager

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Kent Giller
Name: Kent Giller
Title: Associate Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Bank of America, N.A.

By:	/s/ Jonathan W. Barnes
Name: Jonathan W. Barnes
Title: Vice President

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 2, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Senior High Income Portfolio, Inc.
BlackRock Global Floating Rate Income Trust
BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series III
BlackRock Senior Income Series IV
BlackRock Debt Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
Granite Finance Limited
Longhorn CDO III, LTD
Magnetite IV CLO, Limited
Magnetite V CLO, Limited
Master Senior Floating Rate Trust
Senior Loan Portfolio
By:	/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Canyon Capital CLO 2004 – 1 Ltd.

Canyon Capital CLO 2006 – 1 Ltd.

By:	/s/ Patrick Dooley
Name: Patrick Dooley
Title: Authorized Signatory

By:	Canyon Capital Advisors LLC,
a Delaware Limited Liability
Company, Its Collateral Manager

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
The CIT Group/Equipment Financing, Inc.

By:	/s/ Andrew Giangrave
Name: Andrew Giangrave
Title: Managing Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Shinnecock CLO 2006 – 1, LTD

By:	/s/ David Spring
Name: David Spring
Title: Director of Operations

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
ColumbusNova CLO Ltd. 2006 - 1

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
ColumbusNova CLO Ltd. 2006 - II

By:	/s/ Patrick D. Engel
Name: Patrick D. Engel
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
CIFC Funding 2006 – 1B, Ltd.
CIFC Funding 2006 – II, Ltd.

By:	/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Chief Credit Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Denali Capital LLC, managing member of DC
Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Denali Capital LLC, managing member of DC
Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Denali Capital LLC, managing member of DC
Funding Partners, LLC, portfolio manager for
DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Denali Capital LLC, managing member of DC
Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Denali Capital LLC, managing member of DC
Funding Partners, LLC, portfolio manager for
DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Denali Capital LLC, managing member of DC
Funding Partners, portfolio manager for
DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Nantucket CLO I Ltd
By: Fortis Investment Management USA, Inc., as
Attorney-in-Fact

By:	/s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Vice President

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
General Electric Capital Corporation

By:	/s/ James N. Urbates
Name: James N. Urbates
Title: Duly Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Gladstone Business Loan LCC

By:	/s/ David Gladstone
Name: David Gladstone
Title: Chief Executive Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF ________ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GOLUB INTERNATIONAL LOAN LTD. I

By: GOLUB CAPITAL INTERNATIONAL
MANAGEMENT LLC, as Collateral Manager

By:	(Signature Illegible)
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF ________ , 2007, AMONG

REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GOLUB CAPITAL CP FUNDING LLC

By:	(Signature Illegible)
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF ________ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GOLUB CAPITAL 2007 CLO LTD

By: GOLUB CAPITAL MANAGEMENT LLC,
as Collateral Manager

By:	/s/ Cora M. Gallagher
Name: Cora M. Gallagher
Title: Senior Vice President

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
1888 FUND, LTD.

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Green Lane CLO LTD.

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
SANDS POINT FUNDING. LTD.

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
GULF STREAM-COMPASS CLO 2002-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2003-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Whitney Private Debt Fund, L.P.

By:	/s/ Michael C. Salvator
Name: Michael C. Salvator
Title: Chief Financial Officer

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Jefferies Finance LLC

By:	/s/ E.J. Hess
Name: E.J. Hess
Title: Managing Director

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,

By:	/s/ Peter M. Ling
Name: PETER M. LING
Title: Managing Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Venture CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Bangh
Name: Atha Bangh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Venture II CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Bangh
Name: Atha Bangh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Bangh
Name: Atha Bangh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Bangh
Name: Atha Bangh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Bangh
Name: Atha Bangh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Venture VI CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Bangh
Name: Atha Bangh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Venture VII CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Bangh
Name: Atha Bangh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Vista Leveraged Income Fund
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Bangh
Name: Atha Bangh
Title: Director

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
MC Funding Ltd. as Lender
By: Monroe Capital Management LLC as collateral manager

By:	/s/ M. Egan
Name: M. Egan
Title: EVP

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Navigare Funding I CLO Ltd.
By: Navigare Partners, LLC
Its Collateral Manager

By:	/s/ Scott Van dan Bosch
Name: Scott Van dan Bosch
Title: Senior Vice President

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 2, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Raven Credit Opportunities Master, Ltd.

By:	/s/ Kevin Gerlitz
Name: Kevin Gerlitz
Title: CFO/COO

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Bismarck CBNA Loan Funding LLC, for itself or as agent for Bismarck CFPI Loan Funding LLC.

By:	/s/ Adam Lehnertz
Name: Adam Lehnertz
Title: Attorney-In-Fact

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Telos CLO 2006-1, Ltd.

By:	/s/ Ro Toyoshima
Name: Ro Toyoshima
Title: Principal LA-I-F

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Alaska CBNA Loan Funding LLC, for itself or as
agent for Alaska CFPI Loan Funding LLC.

By:	/s/ Adam Lehnertz
Name: Adam Lehnertz
Title: Attorney-In-Fact

By:
Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY __ , 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE SUBSIDIARY LOAN PARTIES, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:
Silverado CLO 2006-II Limited
By: Wells Capital Management as Portfolio Manager

By:	/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

By:
Name:
Title: